BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE SEPARATE ACCOUNT A
SUPPLEMENT DATED APRIL 29, 2022
TO
PROSPECTUS DATED MAY 1, 2001
(ForeSight)
This Supplement revises information contained in the prospectus dated May 1, 2001 (as supplemented) for the ForeSight Fixed and Variable Annuity contract issued by Brighthouse Life Insurance Company (“BLIC,” “we,” “us,” or “our”). This Supplement should be read and kept together with your contract prospectus for future reference.
The corresponding sections of the prospectus are modified as follows:
FEE TABLES AND EXAMPLES
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds and in the following tables.
Minimum and Maximum Total Annual Fund Operating Expenses
	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.37%	0.94%
Fund Fees and Expenses as of December 31, 2021
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.
Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series I
Invesco V.I. EQV International Equity Fund	0.71%	—	0.18%	—	0.89%	—	0.89%
Brighthouse Funds Trust I — Class A
PIMCO Total Return Portfolio	0.48%	—	0.02%	—	0.50%	0.03%	0.47%
T. Rowe Price Large Cap Value Portfolio	0.57%	—	0.02%	—	0.59%	0.06%	0.53%
Brighthouse Funds Trust II — Class A
BlackRock Bond Income Portfolio	0.33%	—	0.04%	—	0.37%	—	0.37%
BlackRock Ultra-Short Term Bond Portfolio	0.35%	—	0.03%	—	0.38%	0.02%	0.36%
Jennison Growth Portfolio	0.59%	—	0.02%	—	0.61%	0.08%	0.53%
MFS ® Total Return Portfolio	0.56%	—	0.06%	—	0.62%	0.03%	0.59%
T. Rowe Price Large Cap Growth Portfolio	0.60%	—	0.02%	—	0.62%	0.05%	0.57%

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	—	0.03%	—	0.60%	0.06%	0.54%
MFS ® Variable Insurance Trust — Initial Class
MFS ® Investors Trust Series	0.75%	—	0.04%	—	0.79%	0.01%	0.78%
MFS ® New Discovery Series	0.89%	—	0.05%	—	0.94%	0.07%	0.87%
The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 29, 2023. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds’ prospectuses for additional information regarding these arrangements.
DESCRIPTION OF THE INSURANCE COMPANY, THE GENERAL ACCOUNT, THE SEPARATE ACCOUNT, THE FUNDS AND THE SERVICE PROVIDERS
The Insurance Company
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
The Funds
The following Funds are available under the Contract. You should read the prospectuses for these Funds carefully before investing. You can obtain copies of the Fund prospectuses by calling or writing to us at: Brighthouse Life Insurance Company, P.O. Box 7104, Troy, MI 48007-7104, (833) 208-3018. You can also obtain information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a Series of the Separate Account that invests in a money market fund may become extremely low and possibly negative. It is therefore possible that your Contract Value may decline even when you select a money market fund for investment.
We do not provide any investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the value of your Contract resulting from the performance of the Funds you have chosen.
Your available Funds are:
Fund	Investment Objective	Investment Adviser/Subadviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series I
Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund)	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I — Class A
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Brighthouse Funds Trust II — Class A
BlackRock Bond Income Portfolio	Seeks a competitive total return primarily from investing in fixed-income securities.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond Portfolio	Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Jennison Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
MFS ® Total Return Portfolio	Seeks a favorable total return through investment in a diversified portfolio.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
T. Rowe Price Large Cap Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC
MFS ® Variable Insurance Trust — Initial Class
MFS ® Investors Trust Series	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS ® New Discovery Series	Seeks capital appreciation.	Massachusetts Financial Services Company
Transfers
We monitor transfer activity in the following “Monitored Funds” for purposes of imposing our restrictions on frequent transfers.
Invesco V.I. EQV International Equity Fund
MFS® New Discovery Series
Western Asset Management Strategic Bond Opportunities Portfolio
ADDITIONAL INFORMATION
Distributor
The Financial Industry Regulatory Authority (“FINRA”) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Requests and Elections
If you are currently receiving annuity payments under your Contract, effective May 31, 2022 you should use the following phone numbers and addresses to contact us:
•	For any type of service request, by telephone at (888) 243-1932 or by fax at (877) 245-2964

•	For general servicing requests and communications, by writing to: Brighthouse Life Insurance Company, Attn: Pano 2, P.O. Box 305073, Nashville, TN 37230-5073
•	For claims-related communications, by writing to Brighthouse Life Insurance Company, Attn: Pano 2, P.O. Box 305074, Nashville, TN 37230-5074
Cybersecurity and Certain Business Continuity Risks
Our variable annuity contract business is largely conducted through complex digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on BLIC and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority.
Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues.
Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Funds invest, and it is possible the Funds underlying your Contract could lose value. There can be no assurance that we or our service providers or the Funds will avoid losses affecting your Contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Funds invest.
COVID-19 and Market Conditions
The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and the economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the Funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as making subsequent Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
Financial Statements
The financial statements of the Separate Account are attached. Upon request, the financial statements of BLIC will be sent to you without charge.